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                                                                    EXHIBIT 10.7

                         SCHEDULE OF MORTGAGES AND NOTES
WHICH ARE SUBSTANTIALLY IN THE FORM OF AMRESCO MORTGAGE AND FORM OF AMRESCO NOTE
            ATTACHED AS EXHIBITS 10.5 AND 10.6 TO THE COMPANY'S FORM
                       10-Q FOR THE PERIOD ENDING 9/30/99


                                                                                                 NOTE/
                                                                                                 -----                DATE OF
    MORTGAGOR                   FACILITY NAME                         LOCATION               MORTGAGE AMOUNT          MORTGAGE
    ---------                   -------------                         --------               ---------------          --------

ALS Kansas, Inc.      Alterra Sterling  House of Bristol         2022 Bath Road                 $1,272,000          July 16, 1999
                                                                 Bristol, PA 19007
ALS Kansas, Inc.      Alterra Sterling House of Leawood          12720 State Line Road          $2,835,000          July 16, 1999
                                                                 Leawood, KS 66209
ALS Kansas, Inc.      Alterra Sterling House of Lenexa           8740 Caenen Lake Road          $2,500,000          July 16, 1999
                                                                 Lenexa, KS 66215
ALS Kansas, Inc.      Alterra Sterling House of Olathe           791 N. Somerset Terrace        $3,150,000          July 16, 1999
                                                                 Olathe, KS 66062
ALS Kansas, Inc.      Alterra Sterling House of Topeka           5820 S.W. Drury Lane           $3,115,000          July 16, 1999
                                                                 Topeka, KS 66604
ALS Kansas, Inc.      Alterra Wynwood of Madison East            1601 Wheeler Road              $3,786,000          July 16, 1999
                                                                 Madison, WI 53711
ALS Kansas, Inc.      Alterra Wynwood of Meridian Park           19200 S.W. 65th                $7,740,000          July 16, 1999
                                                                 Tualatin, OR 97062


*The form of mortgages entered into for these properties were conformed to meet the requirements of applicable state law.